UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                    84-1214736
--------------------------------------------------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)

              810 N. FARRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 2.   FINANCIAL INFORMATION.............................................1

                 Item 2.03 Creation of a Direct Financial Obligation...........1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................1

SIGNATURES.....................................................................2

SECTION 2.    FINANCIAL INFORMATION

         Item 2.03.   Creation of a Direct Financial Obligation.

         On July 28, 2010, Environmental Service Professionals, Inc., a Nevada corporation (the "Company"), received confirmation that the Letter of Credit issued by Metropolitan Financial Holdings for the benefit of Environmental Service Professionals, Inc in the face amount of $200,000,000 USD to secure a loan (the "Loan") in that amount expected to be made to the Company by a third party lender has been sent and received by the lender's bank. The Company now expects the Loan to be made to it in approximately five to fourteen (5-14) banking days or less. The net proceeds of the Loan are expected to be approximately $ 150,500,000 USD, after prepayment of all interest and payment of Letter of Credit and Loan origination fees. Prepaid interest and origination fees were deducted from the gross proceeds of the Loan.

         The Loan is evidenced by a secured promissory note in the principal amount of $200,000,000 USD, bearing simple interest at the rate of 4.75% per annum and having a maturity date one year and 30 days after the date of the Loan (i.e. August 28, 2011). The Loan interest is payable in full on the date of funding, which was deducted from the Loan proceeds and principal in full on the maturity date in US Dollars. The Loan is secured by a Letter of Credit from an international bank having a commercial rating of BBB+ or better, in the principal amount of $ 200,000,000 USD, having a term coinciding with the term of the Loan. The Company is paying separate compensation to the provider of the Letter of Credit for making it available to the Company to pledge for this transaction.

         A copy of the Loan agreement including the secured promissory note is attached to this Report as Exhibit 10.1.

SECTION 9.        FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  10.1.    Loan   Agreement   between    Environmental   Service
                           Professionals, Inc. and third party lender.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                   -------------------------------------------
                                  (Registrant)

Date:  July 30, 2010


                   /s/ Edward Torres, Chief Executive Officer
                   ------------------------------------------
                     Edward Torres, Chief Executive Officer



































                                      -2-